UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported):
December 3, 2019
TEGNA INC.
(Exact name of registrant as specified in its charter)

Delaware			1-6961	16-0442930
(State or other jurisdiction of incorporation)			(Commission File Number)	(I.R.S. Employer Identification No.)

8350 Broad Street, Suite 2000,	Tysons,	Virginia		22102-5151
(Address of principal executive offices)				(Zip Code)

(703)	873-6600
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	TGNA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Victoria Harker, executive vice president and chief financial officer of TEGNA Inc. (“TEGNA” or the “Company”) will be participating in a question and answer session at the 2019 Wells Fargo TMT Summit at 10:50 a.m. (PT) / 1:50 p.m. (ET) on Tuesday, December 3, 2019.  In connection with this event, the Company will be providing new forward-looking financial guidance metrics.  Such information is furnished in Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information in this Item 7.01 and Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	2020 Full year guidance
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Safe Harbor for Forward-Looking Statements

Any statements contained in this communication that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995, including statements with respect to the expected financial results of the Company. Any forward-looking statements contained herein are based on Company management’s current beliefs and expectations, but are subject to a number of risks, uncertainties and changes in circumstances, which may cause the Company’s actual results or actions to differ materially from what is expressed or implied by these statements. These statements include, but are not limited to: our confidence in the future performance of the Company, the execution of our growth and capital allocation strategies and the realization of financial benefits from these strategies. Economic, competitive, governmental, technological and other factors and risks that may affect TEGNA’s operations or financial results are discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and in subsequent filings with the U.S. Securities and Exchange Commission. The Company disclaims any obligation to update these forward-looking statements other than as required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEGNA Inc.

Date: December 3, 2019	By:	/s/ Clifton A. McClelland III
Clifton A. McClelland III
Senior Vice President and Controller